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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) March 30, 2004


                           BLUE RIVER BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


          Indiana                       0-24501                  35-2016637
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


                 29 East Washington Street
                    Shelbyville, Indiana                           46176
                 -------------------------                         -----
          (Address of Principal Executive Offices)                Zip Code


                                 (317) 398-9721
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              (Registrant's telephone number, including area code)












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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

(a)         PREVIOUS INDEPENDENT PUBLIC ACCOUNTANTS

As previously disclosed by Blue River Bancshares, Inc. (the "Registrant") in a Current Report on Form 8-K, dated February 23, 2004, as amended March 4, 2004, the audit committee of the Board of Directors of the Registrant notified Deloitte & Touche LLP ("Deloitte"), its independent public accountants, that Deloitte would be dismissed effective upon the filing of the Registrant's Form 10-KSB for the year ended December 31, 2003 with the Securities and Exchange Commission.

The Registrant's Form 10-KSB for the year ended December 31, 2003 was filed with the Securities and Exchange Commission on March 30, 2004.

In connection with the audits of the Registrant's financial statements for the years ended December 31, 2003 and 2002, there were no disagreements between the Registrant and Deloitte on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports on the Registrant's consolidated financial statements.

Deloitte's reports on the Registrant's consolidated financial statements for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, and were not qualified as to uncertainty, audit scope or accounting principle. The Registrant has provided a copy of this disclosure to Deloitte in compliance with the provisions of Item 304(a)(3) of Regulation S-B and has requested a letter from Deloitte addressed to the Securities and Exchange Commission stating that Deloitte agrees with the statements as set forth above.

(b)         NEW INDEPENDENT PUBLIC ACCOUNTANTS

As previously disclosed by the Registrant in a Current Report on Form 8-K, dated February 23, 2004, as amended March 4, 2004, on February 23, 2004, the audit committee of the Registrant engaged the accounting firm of Crowe Chizek and Company LLC as the independent public accountants of the Registrant for the year ending December 31, 2004.




                                    * * * *

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               BLUE RIVER BANCSHARES, INC.
                                               (Registrant)


Date:  April 5, 2004                           By: /s/ Lawrence T. Toombs
                                                   ---------------------------
                                                   Lawrence T. Toombs, President




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